UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2019

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if either registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry into a Material Definitive Agreement

Amendment No. 5 to the Existing Concentra First Lien Credit Agreement

On April 8, 2019, Concentra Inc. entered into Amendment No. 5 (the “Concentra Amendment”) to that certain First Lien Credit Agreement, dated June 1, 2015, by and among Concentra Inc., MJ Acquisition Corporation, Concentra Holdings, Inc., JPMorgan Chase Bank, N.A. as administrative agent and collateral agent, and the other lenders party thereto (as amended by Amendment No. 1, dated as of September 26, 2016, Amendment No. 2, dated as of March 20, 2017, Amendment No. 3, dated as of February 1, 2018, and Amendment No. 4, dated as of October 26, 2018, the “Existing Concentra First Lien Credit Agreement”).  The Concentra Amendment extends the maturity date of the revolving credit facility under the Existing Concentra First Lien Credit Agreement to from June 1, 2020 to June 1, 2021 and increases the commitments available under the revolving credit facility from $75 million to $100 million.

A copy of the Concentra Amendment is included as Exhibit 10.1 of this Current Report on Form 8-K and is incorporated herein by reference.  The above description of the Concentra Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Concentra Amendment.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information described in Item 1.01 above relating to the Concentra Amendment is incorporated herein by reference into this Item 2.03.

Item 9.01                   Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1

Amendment No. 5, dated April 8, 2019, to the First Lien Credit Agreement, dated as of June 1, 2015, among Concentra Holdings Inc., MJ Acquisition Corporation, Concentra Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative and Collateral Agent, as amended by Amendment No. 1, dated as of September 26, 2016, Amendment No. 2, dated as of March 20, 2017, Amendment No. 3, dated as of February 1, 2018, and Amendment No. 4, dated as of October 26, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: April 10, 2019	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary